                                                                    Exhibit 10.1


                              SETTLEMENT AGREEMENT
                                 - "AGREEMENT" -



                                     between


                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
      such being represented by its Chief Executive Officer, Kenneth Traub,
             399 Executive Boulevard, Elmsford, New York 10523, USA
                                     -"ABH"-

         Attorneys: Fulbright & Jaworski L.L.P., Attn. Mr. Peter Felfe,
                    666 Fifth Ave., New York 10103-3198, USA



                                       and



                           LEONHARD KURZ GMBH & CO. KG
          such being represented by its General Manager and President,
                                 Mr. Walter Kurz
                   Schwabacher Str. 482, 90763 Fuerth, Germany
                                    -"KURZ"-

          Attorneys: Louis, Pohlau, Lohrentz & Segeth, Attn. Mr. Pohlau
                     Merianstr. 26, 90409 Nuremberg, Germany



           - ABH and Kurz individually or collectively "PARTY(IES)" -

TABLE OF CONTENTS

1.       Obligations of ABH..............................................................   5

2.       Obligations of Kurz.............................................................   5

3.       Cross License Agreement between the Parties dated February 25th, 1992 ("CLA")...   7

4.       Right to represent and bind.....................................................   7

5.       Miscellaneous...................................................................   7

6.       Assignment......................................................................   8

7.       Confidential Information........................................................   9

8.       Press Release...................................................................   9

9.       Applicable Law..................................................................   9

10.      Arbitration.....................................................................   9

11.      Attachments.....................................................................   9

PREAMBLE

WHEREAS, ABH is a corporation organized and existing under the laws of Delaware; and

WHEREAS, ABH is one of the leading companies in the design, production and marketing of holograms used primarily for security applications such as the authentication of transaction cards, valuable documents, and consumer and industrial products; and

WHEREAS, Kurz is a limited partnership organized and existing under the laws of the Federal Republic of Germany; and

WHEREAS, Kurz is one of the leading companies involved in the research, development and production of decorative and security features, such as but not limited to, optically variable devices for all kinds of applications (bank notes, bank documents, identification documents, etc.); and

WHEREAS, ABH and Kurz each have a portfolio of patents in their field of operation, especially in relation to optically variable devices for all kinds of applications (bank notes, bank documents, identification documents, etc.); and

WHEREAS, ABH is of the opinion that Kurz has infringed its Demet Patents (A1) and Gallagher Patents (A2) and Kurz is of the opinion that ABH has infringed its Meisel Patents (A3); and

WHEREAS, Kurz is of the opinion that it has not infringed the Demet Patents (A1) and Gallagher Patents (A2) and ABH is of the opinion that it has not infringed the Meisel Patents (A3); and

WHEREAS, the Parties intend to conclude a final settlement in order to resolve the existing disputes which have arisen between them, on the one hand and to waive all claims in relation to the past, present and the future activities of the Parties in relation to the patents (A1, A2, A3), on the other hand;

NOW THEREFORE, the Parties have agreed to an amicable out-of-court settlement as follows:

DEFINITIONS

0.1 "ABH" shall mean American Banknote Holographics, Inc. with its registered office at 399 Executive Boulevard, Elmsford, New York 10523, United States and its worldwide subsidiaries, affiliates, successors, assignees and other organizations of ABH in which ABH has a direct or indirect twenty-five percent (25%) share participation.

0.2 "ABH Customers" shall mean customers of ABH of any tier (i.e. customers of ABH, customers of ABH's customers and their consecutive customers).

0.3 "Application" or "Apply" shall mean the application of a Kurz Product to a substrate, such as but not limited to, bank notes, bank documents, identification documents and decorative applications.

0.4      "Demet Patents" shall mean the patents defined in A1.

0.5      "Gallagher Patents" shall mean the patents defined in A2.

0.6 "Kurz" shall mean Leonhard Kurz GmbH & Co. KG with its registered office at Schwabacher Str. 482, 90763, Fuerth, Germany and its worldwide subsidiaries, affiliates, successors, assignees and other organizations of Kurz over which Kurz has a direct or indirect twenty-five percent (25%) share participation.

0.7 "Kurz Customers" shall mean customers of Kurz of any tier (i.e. customers of Kurz, customers of Kurz's customers and their consecutive customers) which, inter alia, Apply and / or Use the Kurz Product and may, in the opinion of ABH, infringe the Demet Patents and Gallagher Patents.

0.8 "Kurz Product" shall mean the foil products or systems with optically variable devices produced, used or marketed by Kurz and sold by Kurz to Kurz Customers for application to substrates.

0.9 "Meisel Patents" shall mean the patents defined in A3 and any U.S. or foreign counterpart patents.

0.10 "Use" or "To Use" shall mean to Apply, market, use, sell, supply or perform other related activities in respect of the Kurz Products.

1.       OBLIGATIONS OF ABH

1.1      In consideration of and subject to payment of the amounts specified in
         Article 2. and following the payment mode according to Article 2, ABH hereby grants to Kurz and Kurz Customers an irrevocable release from any past, present and future infringement of the Demet Patents and Gallagher Patents in connection with the Use of a Kurz Product (hereinafter "Released Products") and any of its consequences ("ABH-Release") other than the future Use of "Licensed Products" as defined in Article 1.6 of the contemporaneous Patent License Agreement between the Parties hereto, until the expiration date of such Demet Patents and Gallagher Patents as defined in A1 and A2. This release shall be retroactive and extend to activities of Kurz and Kurz Customers occurring prior to the date of execution of this Agreement, except as to future use of "Licensed Products" as defined in Article
         1.6 of the contemporaneous Patent License Agreement.

1.2 ABH shall assume responsibility for the application, maintenance, reexamination, reissue, opposition and prosecution of any kind relating to the Demet Patents and Gallagher Patents.

1.3 ABH is the owner of the entire right in and to the Demet Patents and Gallagher Patents. ABH has full power and authority to grant the Release in Article 1.1 and has the sole right to grant rights of Use to Kurz and/or Kurz Customers of the Demet Patents and Gallagher Patents hereunder with respect to Released Products. The Demet Patents and Gallagher Patents are free and clear of all liens, charges and encumbrances. ABH has not granted licenses or rights to any other party in respect of the Demet Patents and Gallagher Patents that would restrict the Release of Kurz and / or Kurz Customers to Use the Demet Patents and Gallagher Patents granted by ABH hereunder, with respect to Released Products.

2.       OBLIGATIONS OF KURZ

2.1 Kurz hereby grants to ABH and ABH Customers an irrevocable release from any charge of past, present and future infringement of the Meisel Patents ("Kurz-Release").

2.2      Kurz has full authority to grant the Kurz-Release and/or waivers in
         Article 2.1

2.3 Kurz shall pay to ABH a lump sum of U.S. $ 900,000 (nine hundred thousand U.S. dollars) subject to Article 2.4.

2.4 The Parties agree that the payment (Article 2.3) is in full and final settlement of the releases, waivers and rights granted by the Parties to each other expressed herein. The Parties agree that such payment is without prejudice to Kurz's position that prior to this Agreement it had no legal duty to make any payment to ABH.

2.5 The sum of U.S. $ 900,000 (nine hundred thousand U.S. dollars) shall be paid in the following installments:

         2.5.1 One-third of said sum, that is U.S. $ 300,000 (three hundred thousand U.S. dollars) shall be paid within seven (7) bank working days in Germany from the date of signature of this Agreement;

         2.5.2 The remaining two-thirds, that is U.S. $ 600,000 (six hundred thousand U.S. dollars) shall be paid, to an account nominated by ABH, in 8 (eight) installments of U.S. $75,000 (seventyfive thousand U.S. dollars) each, no later than the first banking working day in Germany of the following months:

                  October 2002;
                  January 2003;
                  April 2003;
                  July 2003;
                  October  2003;
                  January 2004;
                  April 2004; and
                  July 2004.

2.6 Upon the coming into effect of this Agreement (5.5), the Parties shall have no claims against each other in relation to the subject matter of this Agreement other than those expressly defined in this Agreement and the Patent License Agreement executed contemporaneously herewith (A4).

3.       CROSS LICENSE AGREEMENT BETWEEN THE PARTIES DATED FEBRUARY 25TH, 1992
         ("CLA")

         The Parties further agree that the CLA shall be replaced with the Substitute CLA (A5).

4.       RIGHT TO REPRESENT AND BIND

         This Agreement is fully legally binding in every respect upon ABH and Kurz. Leonhard Kurz GmbH & Co. KG represents, and warrants, that it is fully entitled to represent and to act for and on behalf of Kurz by execution of this Agreement, and vice versa, American Bank Note Holographics, Inc. represents and warrants, that it is fully entitled to represent and to act for and on behalf of ABH by execution of this Agreement.

5.       MISCELLANEOUS

5.1      COSTS

         Each Party shall bear its own costs for lawyers fees and expenditure incurred in relation to this Agreement.

5.2      NOTICES

         To be binding, all information, letters, notices and the like, to be exchanged between the Parties under the terms of this Agreement shall be in writing and shall be validly made by personal delivery with acknowledgement of receipt requested or by fax with confirmation by letter or by registered letter:

         ABH                                       TO KURZ
         American Bank Note Holographics, Inc.     Leonhard Kurz GmbH & Co. KG
         Chief Executive Officer                   General Manager and President
         399 Executive Boulevard                   Schwabacher Str. 482
         Elmsford, NY 10523                        90763 Fuerth
         USA                                       Germany
         Tel: 001 / 914 / 592 - 2355               Tel: 0049 / 911 / 7141 - 0
         Fax: 001 / 914 / 592 - 3248               Fax: 0049 / 911 / 7141 - 506

         Any change of address shall be furnished in writing and sufficiently in advance to the other Party. Notices hereunder shall be effective when received or demonstrably deposited at the other Party's registered office.

5.3      INVALIDITY

         If any provision contained in this Agreement is or becomes ineffective or is held to be invalid by a competent authority or court having final jurisdiction thereon, all other provisions of this Agreement shall remain in full force and effect and there shall be substituted for the said invalid provision such valid provisions as have an economic effect as similar as possible to the said provision.

5.4      ENTIRE AGREEMENT

         This Agreement constitutes the entire Agreement between the Parties and supersedes all prior agreements, oral or written, concerning the subject matter hereof. This Agreement may be amended only in writing duly signed by the Parties hereto.

5.5      COMING INTO EFFECT

         This Agreement shall come into effect subject to the following conditions being fulfilled:

         a) Signature of this Agreement, Patent License Agreement and the Substitute CLA by both Parties ("Date of Execution of this Agreement"); and

         b)       Payment of the sum of U.S. $300,000 by Kurz to ABH as per
                  Article 2.5.1 of this Agreement.

6.       ASSIGNMENT

6.1 In the event that ABH assigns any of the Demet Patents and / or Gallagher Patents to a third party, ABH shall guarantee that such third party is obliged to fulfill ABH's obligations under the terms of this Agreement in relation to the Demet Patents and / or Gallagher Patents.

6.2 The Release granted in Article 1.1 is not assignable by Kurz without the written consent of ABH.

7.       CONFIDENTIAL INFORMATION

         The existence and contents of this Agreement shall be treated as being confidential in relation to third parties and shall not be published or referred to in advertising material or in information to shareholders unless such confidential information is required to be disclosed under U.S. laws or under German laws to a public authority or agency (including, without limitation, the Securities and Exchange Commission) or its equivalent in Germany or pursuant to judicial action, and the other Party has been informed prior to such disclosure.

8.       PRESS RELEASE

         Kurz and ABH shall agree to a mutually acceptable press release concerning this Agreement and settlement of their differences.

9.       APPLICABLE LAW

         This Agreement shall be governed by English substantive law.

10.      ARBITRATION

         Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by 3 arbitrators appointed in accordance with the said Rules. The place of arbitration shall be London, UK. The language of the arbitration shall be English.

11.      ATTACHMENTS

         Attachments 1 - 5 shall form an integral part of this Agreement even if they are not signed separately.

                                                                         DATE            PAGE(S)
         A1    List of DeMet Patents                                      ./.                1
         A2    List of Gallagher Patents                                  ./.                1
         A3    List of Meisel Patents                                     ./.                1
         A4    Patent Licence Agreement                              01.July.2002           14
         A5    Agreement (Substitute CLA to replace Agreement        01.July.2002           15
               dated Feb. 25th 1992)

The undersigned is authorized to           The undersigned is authorized to
represent and execute this Agreement       represent and execute this Agreement
on behalf of ABH.                          on behalf of Kurz.


Frankfurt,the 01.July.2002                 Frankfurt,the 01.July.2002



/s/ Kenneth Traub                          /s/ Werner Reinhart
---------------------------------------    ------------------------------------
AMERICAN BANK NOTE                         LEONHARD KURZ
HOLOGRAPHICS, INC.                         GmbH & Co KG
Name:    Kenneth Traub                     Name:    Werner Reinhart
Title:   Chief Executive Officer           Title:   Vice President of Security
                                           Concepts and Member of the Board

      Attachment 1 to the Settlement Agreement ABNH / Kurz dated 01.07.2002


MALLIK ("DEMET") PATENTS


NO.         PATENT NO.         COUNTRY OF VALIDITY          EXPIRATION DATE
---         ----------         -------------------          ---------------
1           5.044,707          United States                25 January 2010
2           5.128,779          United States                07 July 2009
3           5.142,383          United States                25 January 2010
4           5.145,212          United States                08 September 2009
5           5.411,296          United States                02 May 2012
6           245300             Argentina                    09 February 2009
7           1332301            Canada                       11 October 2011
8           023740             Colombia                     09 February 2009
9           0328086            European Patent (GB)         09 February 2009
10          1008105            Hong Kong (from EP)          09 February 2009
11          170832             Mexico                       10 February 2009
12          52363              Venezuela                    09 February 2009

      Attachment 2 to the Settlement Agreement ABNH / Kurz dated 01.07.2002


GALLAGHER PATENTS


NO.         PATENT NO.         COUNTRY OF VALIDITY          EXPIRATION DATE
---         ----------         -------------------          ---------------
1           1 257 992          Canada                       01 August 2006
2           2 129 739          United Kingdom               01 February 2003
3           656 721 A5         Switzerland                  05 October 2003
4           2 535 864          France                       27 April 2003

      Attachment 3 to the Settlement Agreement ABNH / Kurz dated 01.07.2002


MEISEL PATENTS

NO.         PATENT NO.         COUNTRY OF VALIDITY          EXPIRATION DATE         OWNER
---         ----------         -------------------          ---------------         -----
1           4 232 077          United States                04 November 1997        Kurz
2           1 568 563          Great Britain                29 October 1996         Kurz